UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 28, 2020

LEADER HILL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-223712	37-1867536
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat 1204 Block B, Mei Li Yuan, Hong Ling Middle Road, Luohu,

Shenzhen 518000 China.

(Address of principal executive offices)

(+86) 18665342668

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name on each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[X] Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Resignation of Previous Independent Registered Public Accounting Firm.

On September 28, 2020 the Board of Directors of Leader Hill Corp. (the “Company”) approved the resignation of Total Asia Associates PLT (“Total Asia”) as the independent registered public accounting firm of the Company, effective immediately.

The auditors’ reports of Total Asia Associates PLT on the financial statements of the Company for the most recent fiscal year ended November 30, 2019 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that its report contained a going concern qualification as to the Company’s ability to continue.

During the most recent fiscal year ended November 30, 2019 and the subsequent interim period through May 31, 2020 there were no (i) disagreements with Total Asia on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report, or (ii) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided Total Asia with a copy of the disclosures in this Current Report and the Company requested a letter from Total Asia addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter is attached as an exhibit to this Current Report.

The auditors’ reports of Total Asia on the effectiveness of internal control over financial reporting as of November 30, 2019 did not contain any adverse opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(b)	Engagement of New Independent Registered Public Accounting Firm.

On September 28, 2020, concurrent with the dismissal of Total Asia the Company, upon the Board of Directors’ approval, engaged JP Centurion & Partners PLT (“JP Centurion”) as the Company’s independent registered public accounting firm, effective immediately.

During the fiscal years ended November 30, 2019 , and the subsequent interim period through May 31, 2020, neither the Company nor anyone on its behalf consulted Total Asia regarding either (i) the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter from Total Asia Associates PLT

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEADER HILL CORPORATION
(Name of Registrant)

Date: September 28, 2020	By:	/s/ Chia Yee Seah
	Name:	Chia Yee Seah
	Title:	President, Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer and Director.

3